NEW YORK STATE

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of

Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www. senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

I, Janet L. Schinderman, the undersigned Trustee of CPG FrontPoint MultiStrat Fund (the “Fund”), whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, do hereby make, constitute and appoint Michael Mascis, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017 and Mitchell A. Tanzman, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, and whose signatures appears below, my true and lawful agents and authorize them in my name, place and stead: (1) to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and (2) to file the same, with all exhibits thereto, with the Securities and Exchange Commission. My agents may act separately.

I confirm that this document shall not revoke any powers of attorney previously executed by me for a general, specific or limited purpose, unless I have specified otherwise herein. It shall not revoke any power executed as part of a contract I signed or for the management of any bank or securities account. In order to revoke a prior power of attorney, I will execute a revocation specifically referring to the power to be revoked. Whenever two or more powers of attorney are valid at the same time, the agents appointed on each shall act separately, unless specified differently in the documents.

I agree to indemnify the third party for any claims that may arise against the third party because of reliance on this Power of Attorney. I understand that any termination of this Power of Attorney, whether the result of my revocation of the Power of Attorney or otherwise, is not effective as to a third party until the third party has actual notice of knowledge of the termination.

This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically provides that it revokes this power by referring to the date of my execution of this document.

IN WITNESS WHEREOF I have hereunto signed my name on this 16th day of October, 2009.

/s/ Janet L. Schinderman

Janet L. Schinderman

Trustee

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Janet L. Schinderman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gary L. Granik

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

2) avoid conflicts that would impair your ability to act in the principal’s best interest;

3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

4) keep a record or all receipts, payments, and transactions conducted for the principal; and

5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Michael Mascis and Mitchell A. Tanzman, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Michael Mascis	/s/ Mitchell A. Tanzman
Michael Mascis	Mitchell A. Tanzman

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Michael Mascis and Mitchell A. Tanzman, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Gary L. Granik
Notary Public

NEW YORK STATE

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of

Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www. senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

I, Joan Shapiro Green, the undersigned Trustee of CPG FrontPoint MultiStrat Fund (the “Fund”), whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, do hereby make, constitute and appoint Michael Mascis, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, and Mitchell A. Tanzman, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017 and whose signatures appears below, my true and lawful agents and authorize them in my name, place and stead: (1) to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and (2) to file the same, with all exhibits thereto, with the Securities and Exchange Commission. My agents may act separately.

I confirm that this document shall not revoke any powers of attorney previously executed by me for a general, specific or limited purpose, unless I have specified otherwise herein. It shall not revoke any power executed as part of a contract I signed or for the management of any bank or securities account. In order to revoke a prior power of attorney, I will execute a revocation specifically referring to the power to be revoked. Whenever two or more powers of attorney are valid at the same time, the agents appointed on each shall act separately, unless specified differently in the documents.

I agree to indemnify the third party for any claims that may arise against the third party because of reliance on this Power of Attorney. I understand that any termination of this Power of Attorney, whether the result of my revocation of the Power of Attorney or otherwise, is not effective as to a third party until the third party has actual notice of knowledge of the termination.

This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically provides that it revokes this power by referring to the date of my execution of this document.

IN WITNESS WHEREOF I have hereunto signed my name on this 16th day of October, 2009.

/s/ Joan Shapiro Green

Joan Shapiro Green

Trustee

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Joan Shapiro Green, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gary L. Granik
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

2) avoid conflicts that would impair your ability to act in the principal’s best interest;

3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

4) keep a record or all receipts, payments, and transactions conducted for the principal; and

5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Michael Mascis and Mitchell A. Tanzman, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Michael Mascis	/s/ Mitchell A. Tanzman
Michael Mascis	Mitchell A. Tanzman

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Michael Mascis and Mitchell A. Tanzman, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Gary L. Granik
Notary Public

NEW YORK STATE

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of

Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www. senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

I, Kristen M. Leopold, the undersigned Trustee of CPG FrontPoint MultiStrat Fund (the “Fund”), whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, do hereby make, constitute and appoint Michael Mascis, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, and Mitchell A. Tanzman, whose address is c/o Central Park Group, LLC, 12 East 49th Street, New York, NY 10017, and whose signatures appears below, my true and lawful agents and authorize them in my name, place and stead: (1) to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and (2) to file the same, with all exhibits thereto, with the Securities and Exchange Commission. My agents may act separately.

I confirm that this document shall not revoke any powers of attorney previously executed by me for a general, specific or limited purpose, unless I have specified otherwise herein. It shall not revoke any power executed as part of a contract I signed or for the management of any bank or securities account. In order to revoke a prior power of attorney, I will execute a revocation specifically referring to the power to be revoked. Whenever two or more powers of attorney are valid at the same time, the agents appointed on each shall act separately, unless specified differently in the documents.

I agree to indemnify the third party for any claims that may arise against the third party because of reliance on this Power of Attorney. I understand that any termination of this Power of Attorney, whether the result of my revocation of the Power of Attorney or otherwise, is not effective as to a third party until the third party has actual notice of knowledge of the termination.

This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically provides that it revokes this power by referring to the date of my execution of this document.

IN WITNESS WHEREOF I have hereunto signed my name on this 16th day of October, 2009.

/s/ Kristen M. Leopold
Kristen M. Leopold
Trustee

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Kristen M. Leopold, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gary L. Granik
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

2) avoid conflicts that would impair your ability to act in the principal’s best interest;

3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

4) keep a record or all receipts, payments, and transactions conducted for the principal; and

5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Michael Mascis and Mitchell A. Tanzman, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

/s/ Michael Mascis	/s/ Mitchell A. Tanzman
Michael Mascis	Mitchell A. Tanzman

State of New York
ss.:
County of New York

On October 16, 2009 before me, the undersigned, personally appeared Michael Mascis and Mitchell A. Tanzman, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Gary L. Granik
Notary Public